Exhibit 99.1

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

Skyworks Solutions, Inc., a Delaware corporation (“Skyworks”), PowerCo Acquisition Corp., a Delaware corporation (“PowerCo”), and Advanced Analogic Technologies Incorporated, a Delaware corporation (“AATI”; collectively, with Skyworks and PowerCo, the “Parties”) intending to be mutually bound as and for their Settlement Agreement and Mutual Release hereby agree:

WHEREAS, the Parties are parties to an agreement and plan of merger, dated as of May 26, 2011 (“Merger Agreement”);

WHEREAS, the Parties wish to settle and resolve certain disputes that have arisen between them with respect to the Merger Agreement, that are the subject of confidential arbitration proceedings pending in the Court of Chancery of the State of Delaware, Arbitration Nos. 004-A-CS and 005-A-CS (the “Arbitration Proceedings”);

NOW, THEREFORE, the Parties have agreed to settle the Arbitration Proceedings on the terms and conditions set forth below (the “Settlement”):

1. The Parties shall dismiss their respective Arbitration Proceedings with prejudice.

2. The Parties shall execute Amendment No. 1 to the Merger Agreement, in the form attached hereto as Exhibit A (the “Amendment”).

3. The Parties shall jointly issue a press release announcing the Settlement, in the form attached hereto as Exhibit B (the “Press Release”).

4. Upon execution of the Amendment, the following releases shall take effect without further action by any Party:

A. Skyworks and PowerCo (each a “Releasing Party”) hereby agree to the complete discharge, dismissal with prejudice, settlement, and release of all claims, demands,

rights, actions or causes of action, liabilities, damages, losses, obligations, judgments, suits, fees, expenses, costs, matters, and issues of any kind or nature whatsoever, in existence from the beginning of time to the date of the execution of this Agreement, whether individual, class, derivative, representative, legal, equitable, or any other type or in any other capacity, and whether known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, foreseen or unforeseen, material or immaterial, actual or potential, matured or unmatured, and whether arising at law or in equity under the common law, state law, federal law or any other law, or otherwise, and whether for actual damages, exemplary damages, or interest (pre-judgment or post-judgment) on such damages, and whether for indemnity or contribution, which have been or could have been asserted in any court, tribunal, arbitration, other proceeding or which could form the basis of a termination for “cause” (a “Claim”) against AATI or its predecessors, successors, and assigns, and each and all of their respective parent entities, subsidiaries, associates or affiliates and each and all of their respective past, present, or future officers, directors, stockholders, partners, members, joint venturers, representatives, employees, financial or investment advisors, consultants, accountants, attorneys, investment bankers, commercial bankers, engineers, advisors or agents, heirs, beneficiaries, executors, trustees, general or limited partners or partnerships, personal representatives, estates, administrators, predecessors, successors, and assigns (collectively, the “AATI Released Persons”), whether or not any such AATI Released Persons were named, served with process, or appeared in the Arbitration Proceedings (the “AATI Settled Claims”); provided, however, that the foregoing release shall not preclude any Party from enforcing the terms of (i) this Agreement or the Settlement, or (ii) the Merger Agreement, as amended, except that no Settled Claims shall be the basis for any claim of breach of the Merger Agreement, as amended. For the avoidance of doubt, the foregoing release is expressly intended to include “Claims” that Skyworks may hereafter acquire either directly or derivatively against the AATI Released Persons as a result of the merger.

B. AATI (a “Releasing Party”), hereby agrees to the complete discharge, dismissal with prejudice, settlement, and release of all Claims against Skyworks, PowerCo, or their predecessors, successors, and assigns, and each and all of their respective parent entities, subsidiaries, associates or affiliates and each and all of their respective past, present, or future officers, directors, stockholders, partners, members, joint venturers, representatives, employees, financial or investment advisors, consultants, accountants, attorneys, investment bankers, commercial bankers, engineers, advisors or agents, heirs, beneficiaries, executors, trustees, general or limited partners or partnerships, personal representatives, estates, administrators, predecessors, successors, and assigns (collectively, the “Skyworks Released Persons”), whether or not any such Skyworks Released Persons were named, served with process, or appeared in the Arbitration Proceedings (the “Skyworks Settled Claims”; collectively with the AATI Settled Claims, the “Settled Claims”); provided, however, that the foregoing release shall not preclude any Party from enforcing the terms of (i) this Agreement or the Settlement, or (ii) the Merger Agreement, as amended, except that no Settled Claims shall be the basis for any claim of breach of the Merger Agreement, as amended.

C. The release contemplated herein shall extend to claims that the Releasing Parties, when granting the release, did not know or suspect to exist at the time of the release, which if known, might have affected the Releasing Parties’ decision to enter into the release.

D. The Releasing Parties shall be deemed to relinquish, to the extent it is applicable, and to the full extent permitted by law, the provisions, rights, and benefits of Section 1542 of the California Civil Code, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

E. The Releasing Parties shall be deemed to relinquish, to the extent applicable, and to the full extent permitted by law, the provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code Section 1542.

5. Each Party represents and warrants that none of the Settled Claims have been assigned, encumbered or in any manner transferred in whole or in part.

6. The provisions contained in this Agreement shall not be deemed a presumption, concession, or admission by any Party of any fault, liability, or wrongdoing, and shall not be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any person in the Arbitration Proceedings, or in any other action or proceeding, whether civil, criminal, or administrative, for any purpose other than as provided expressly herein.

7. The undersigned Parties agree to cooperate fully and take all additional actions which may be necessary or appropriate to give full force and effect to the terms of this Agreement and the Settlement.

8. Each Party represents and warrants that the Party, or a responsible officer or partner or other fiduciary thereof, has read this Agreement and understands the contents hereof.

9. Each term of this Agreement is contractual and not merely a recital.

10. All notices, requests, claims, or demands hereunder shall be in writing and shall be delivered by facsimile, by Federal Express Overnight, or by registered mail, and addressed as follows:

If to AATI:

Advanced Analogic Technologies Incorporated

3230 Scott Boulevard

Santa Clara, CA 95054

Attn.: Chairman

Attn.: President & Chief Executive Officer

with a copy to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation

650 Page Mill Road

Palo Alto, California 94304

Attn: Mark L. Reinstra, Esq.

Robert T. Ishii, Esq.

Telecopy: 650-493-6811

If to Skyworks and/or PowerCo:

Skyworks Solutions, Inc.

20 Sylvan Road

Woburn, MA 01801

Attention: Chief Executive Officer

Attention: Vice President of Business Development

Attention: General Counsel

with a copy to:

Wilmer Cutler Pickering Hale and Dorr, LLP

950 Page Mill Road

Palo Alto, California 94304

Attn: Rod J. Howard, Esq.

Telecopy: 650-858-6100

Any party to this Agreement may give any notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other parties to this Agreement notice in the manner herein set forth.

11. This Agreement will be deemed to have been mutually prepared by the Parties and will not be construed against any of them by reason of authorship.

12. The Parties shall bear their own costs, including attorneys’ fees and any other fees incurred in connection with this Agreement, the Settlement and the Arbitration Proceedings.

13. This Agreement may not be amended, changed, waived, discharged or terminated (except as explicitly provided herein), in whole or in part, except by an instrument in writing that refers specifically to this Agreement and that is signed by the Party against whom enforcement of such amendment, change, waiver, discharge or termination is sought.

14. Other than with respect to the AATI Released Persons and the Skyworks Released Persons, this Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the Parties hereto and their respective successors and permitted assigns or to otherwise create any third-Party beneficiary hereto.

15. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the Parties hereto without the prior written consent of the other Parties, and any such assignment without such prior written consent shall be null and void.

16. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties hereto and their respective successors and permitted assigns.

17. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties hereto and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission.

18. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

19. The parties acknowledge that the Parties have previously executed a confidentiality agreement, dated as of January 15, 2011 (the “Confidentiality Agreement”), which Confidentiality Agreement shall continue in full force and effect in accordance with its terms, except as expressly modified in the Merger Agreement.

20. The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

21. AATI covenants and agrees not to make or publish, either orally or in writing, any disparaging statements concerning Skyworks and/or PowerCo, except as compelled by legal process. Skyworks and PowerCo covenant and agree not to make or publish, either orally or in writing, any disparaging statements concerning AATI, except as compelled by legal process.

22. The Parties hereto agree that any and all disputes arising under or related in any way to this Agreement shall be resolved solely in confidential arbitration before the Court of Chancery of the State of Delaware (the “Delaware Court of Chancery”) and that they will jointly request Leo Strine, Chancellor, to appoint himself as arbitrator in the event of any such arbitration.

A. Such arbitration shall proceed pursuant to 10 Del. C. § 349 and the applicable Delaware Court of Chancery Rules (the “Chancery Rules”). Accordingly, and for the sake of clarity, the Parties hereto agree that they are waiving and relinquishing the right to bring any dispute arising under or related in any way to this Agreement or the Merger or other transactions contemplated by this Agreement before a court of any state or the United States; that they are waiving any right to have such dispute decided by a jury; and that they are also waiving any right to argue that the forum for the arbitration is an inconvenient one. The Parties intend that this Section be interpreted as broadly as possible, and in favor of prompt, confidential and binding arbitration.

B. Any issue concerning the extent to which any Dispute is subject to Arbitration shall be decided by the Arbitrator.

C. The arbitral award (the “Award”) shall (i) be written or oral, (ii) state the reasons for the award, and (iii) be the sole and exclusive binding remedy with respect to the Dispute between and among the Parties. The Parties hereto acknowledge that time is of the essence and the Parties hereto agree that they shall not seek to vary the timing provisions of the Chancery Rules. Judgment on the Award may be entered in any court having jurisdiction thereof. All Awards of the Arbitrator shall be final, nonappealable and binding on the Parties. The Parties hereto waive any right to refer any question of law and right of appeal on the law and/or merits to any court, including any appeal contemplated by 10 Del. C. § 349(b). The Award shall be deemed an award of the United States, the relationship between the Parties shall be deemed commercial in nature, and any Dispute arbitrated pursuant to this Section shall be deemed commercial.

D. The Parties hereto agree that the Arbitration, and all matters relating thereto or arising thereunder, including the existence of the Dispute, the proceeding and all of its elements (including any pleadings, briefs or other documents submitted or exchanged, any testimony or other oral submissions, and any decision of the Arbitrator or Award), shall be kept strictly confidential, and each Party hereto hereby agrees that such information shall not be disclosed beyond (i) the Arbitrator or such other persons as are contemplated by 10 Del. C. § 349(b), (ii) such Party’s legal counsel, for any purpose related to the Dispute, (iii) the other Party to the Dispute, (iv) the other Party’s legal counsel, for any purpose related to the Dispute, (v) any person necessary to the conduct of the Arbitration, and (vi) solely in connection with a Party’s enforcement of an Award in a court having jurisdiction thereof in accordance with Section 26, such court; provided, however, that each Party hereto agrees that, prior to disclosing any information to any Party listed in subclauses (ii), (iv) or (v) above, such Party shall use its commercially reasonable efforts to cause the recipient of such information to agree to maintain the confidentiality of such agreement in a manner consistent with the terms hereof.

E. Each Party hereto shall bear its own legal fees and costs in connection with the Arbitration; provided, however, that each such Party shall pay one-half of any filing fees, fees and expenses of the Arbitrator or other similar costs incurred by the Parties in connection with the prosecution of the Arbitration.

F. Each of the Parties to this Agreement (a) consents to submit itself to the personal jurisdiction of the Arbitrator, the Delaware Court of Chancery and the Federal courts located in the State of Delaware in connection with proceedings pursuant to this Section, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transaction contemplated by this Agreement in any other court. Each of the Parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto. Any Party hereto may make service on another Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 11. Nothing in this Section. however, shall affect the right of any Party to serve legal process in any other manner permitted by law.

23. THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of November 29, 2011.

SKYWORKS SOLUTIONS, INC.

By:	/s/ Liam Griffin
Name:	Liam Griffin
Title:	Executive Vice President

POWERCO ACQUISITION CORP.

By:	/s/ Mark V.B. Tremallo
Name:	Mark V.B. Tremallo
Title:	Vice President

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

By:	/s/ Samuel Anderson
Name:	Samuel Anderson
Title:	Chairman of the Board